UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2018 (May 8, 2018)

National Bankshares, Inc.

(Exact name of Registrant as specified in its charter)

Virginia	0-15204	54-1375874
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

101 Hubbard Street

Blacksburg, VA 24060

(Address of principal executive offices)

(540) 951-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 8, 2018, National Bankshares, Inc. held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”).  A total of 6,957,974 shares of the Company’s common stock were entitled to vote as of March 14, 2018, the record date for the Annual Meeting.  There were 6,140,316 shares, or 88.25%, present at the Annual Meeting in person or by proxy which constituted a quorum, and the stockholders voted on six proposals.

Proposal No. 1 – Vote on Directors

The stockholders elected five Class 1 directors to serve a three-year term expiring at the Company’s 2021 Annual Meeting of Stockholders.  The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Lawrence J. Ball	4,767,781	58,623	1,313,912
Michael E. Dye	4,791,565	34,839	1,313,912
Mary G. Miller	4,773,096	53,308	1,313,912
Glenn P. Reynolds	4,782,849	43,555	1,313,912
J. Lewis Webb, Jr.	4,790,916	35,488	1,313,912

The terms of office of the following directors who did not stand for re-election continued after the Annual Meeting:  F. Brad Denardo, John E. Dooley, Norman V. Fitzwater, III, Charles E. Green, III, Mildred R. Johnson, Jack M. Lewis, William A. Peery, James G. Rakes, and James C. Thompson.

Proposal No. 2 – Advisory Vote to Approve Named Executive Officer Compensation

The stockholders approved a non-binding advisory vote to approve the compensation of the Company’s named executive officers.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
4,544,786	182,095	99,522	1,313,913

Proposal No. 3 –Ratification of Appointment of Independent Public Accounting Firm

The stockholders voted to ratify the Company’s Board of Directors’ appointment of Yount, Hyde & Barbour, P.C. to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2018.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
6,112,122	17,743	10,451	0

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL BANKSHARES, INC.

Date:       May 10, 2018

By: /s/ F. Brad Denardo
F. Brad Denardo President and CEO

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